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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               QUOKKA SPORTS, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)


               Delaware                                  94-3250045
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


  525 Brannan Street, Ground Floor, San Francisco, CA         94107
      (Address of principal executive offices)              (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. /X/


Securities Act registration statement number to which this form relates:
333-76981

Securities to be registered pursuant to Section 12(g) of the Act: Common Stock



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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 72 of the Prospectus included in the Registrant's Amendment No. 1 to Form S-1 Registration Statement, No 333-76981, filed with the Securities and Exchange Commission (the "Commission") on May 28, 1999 ("Amended Registration Statement") and is incorporated herein by reference. The initial Form S-1 Registration Statement, No. 333-76981, was filed on April 23, 1999 (the "Registration Statement").

ITEM 2.   EXHIBITS.

EXHIBIT
NUMBER              DESCRIPTION
3.03                Form of Amended and Restated Certificate of Incorporation of
                    the Registrant to be filed upon completion of the offering.
                    (1)

3.04 Form of Amended and Restated Bylaws of the Registrant upon closing of the offering. (2)

4.01                Form of Specimen Stock Certificate. (2)


     (1) Filed as exhibit 3.03 to the Registration Statement and incorporated herein by reference.

     (2) Filed as an exhibit to the Amended Registration Statement and incorporated herein by reference.



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                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             QUOKKA SPORTS, INC.
                                             (Registrant)

Date:  June 4, 1999
                                             By:   /s/ Les Schmidt
                                                 -------------------------------
                                                   Les Schmidt
                                                   Chief Financial Officer



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